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             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                        CREDIT SUISSE INSTITUTIONAL FUND
                              HARBINGER PORTFOLIO

The following information supersedes certain information in the portfolio's Statement of Additional Information.

Effective immediately, the portfolio has changed its performance benchmark from the Russell 2000(TM) Growth Index to the Russell 2500(TM) Growth Index. The Russell 2500(TM) Growth Index measures the performance of those companies in the Russell 2500(TM) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Growth Index is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. For the one-year period ended December 31, 2002, the total return of the Russell 2500(TM) Growth Index was -29.10% and that of the Russell(TM) 2000 Growth Index was -30.26%.

Dated: February 28, 2003